Retirement Plan	12 Months Ended
Dec. 31, 2021
Retirement Plan
Retirement Plan

Note 21. Retirement Plan

The Company has a 401(k) savings plan (the “Company 401(k) Plan”) available to all US-based employees who are at least 21 years old. New employees are eligible to become participants in the Company 401(k) Plan on the first day of each quarter. The Company may make contributions to eligible participants under the Company 401(k) Plan at the discretion of its Board.

In conjunction with the S&D acquisition, the Company also has a S&D Coffee, Inc 401(k) Employee Savings and Investment Plan (the “S&D 401(k) Plan”) available to all S&D employees who are at least 18 years old. New employees are eligible to become participants in the S&D 401(k) Plan on the first day of each quarter. Under the S&D 401(k) Plan, employees can contribute up to 80% of their salary or wages during the applicable year and the Company makes safe harbor contributions of 100% of the first 1% of such gross salary or wages deferred by a participant plus 50% of additional salary or wages deferred by a participant above 1%, up to a maximum of 6%. The Company may also elect to make additional contributions at the discretion of its Board.

Total contributions made by the Company under the Company 401(k) Plan and S&D 401(k) Plan were approximately $1.3 million and $1.6 million for the years ended December 31, 2021 and 2020, respectively.